ANNUAL REPORT

FPA PARAMOUNT FUND, INC.

[LOGO]

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

SEPTEMBER 30, 1999

                             OFFICERS AND DIRECTORS


DIRECTORS

Julio J. de Puzo, Jr.
John P. Endicott
Leonard Mautner
John H. Rubel
John P. Shelton

Joseph Lowitz, CHAIRMAN EMERITUS
John F. Allard, DIRECTOR EMERITUS



OFFICERS

William M. Sams, PRESIDENT AND
   CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE
   PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT
   TREASURER



INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000



This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                             LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

    This Annual Report covers the fiscal year ended September 30, 1999. During this period, the per share net asset value of your Fund decreased 6.8%, while the Lipper Mid-Cap Value Fund Average increased 14.1%, the Russell 2500 increased 21.8% and the Standard & Poor's 500 Stock Index (S&P 500) increased 27.8%. For the six months ended September 30, 1999, the net asset value of your Fund increased 15.6%, as compared to increases of 4.0%, 8.9% and 0.4% for the Lipper Average, the Russell 2500 and the S&P 500, respectively. The above changes include reinvestment of all dividends and distributions during the period. On September 30, 1998, the net asset value per share was $10.24 and on September 30, 1999, it was $9.46. During the year, the Fund paid $0.08 from net investment income ($0.04 per share paid December 29, 1998 and July 8, 1999, to shareholders of record on December 22, 1998 and June 30, 1999, respectively.)

THE YEAR IN REVIEW

    The stock market continues to be very narrowly focused. If we look at the S&P 500, only 10 stocks contributed more than 95% of the Index's return since the beginning of l999. This is further illustrated by the return on the 5 largest stocks in the S&P 500 Index. Even though they accounted for only 12% of the market cap of the Index at the beginning of the year, they contributed more than 47% of the Index's return. On average, 56% to 67% of small-, mid- and large-cap stocks are down since the beginning of 1999. In addition, 58% of the stocks in the S&P Small Cap Index are down at least 20% from their highs for the year ended 9/30/99. Comparing the Small Cap Index to the S&P 500, for the same period, 25% of small-cap stocks versus only 12% of large-cap stocks are down at least 40%. Only a few large-cap stocks and growth-oriented companies with a technology emphasis have continued to drive the major stock indices to new heights.

    I have been managing equity portfolios for 33 years; and yet, I have never witnessed a market that has gone to such extreme valuation differences for such a LONG PERIOD OF TIME. The level of speculation taking place in the internet stocks is extremely disturbing. Blue chip and technology stocks are selling at excessive valuations. Although these areas are producing the most rapid growth, there is no room left for disappointment. For our portfolio to substantially outperform, a change in market leadership will need to occur. Indeed, because of these high valuations in technology and large-cap stocks, I feel the market will either decline or broaden to include smaller stocks, both of which should be advantageous for your Fund. I have generally chosen to stay put with a portfolio of smaller stocks because of their low valuation in relation to what I believe to be favorable earnings prospects.

WHAT ABOUT THE NEW YEAR?

    There have been several positive developments in the portfolio. Our largest position, Polymer Group, has responded very favorably to investment demand caused by the exciting outlook for its non-woven cloth product called Miratec. Non-woven products cost substantially less and are just as durable, if not more so, than woven and appear to have many uses. Applications include infant car seats, furniture upholstery, outdoor furniture pads, pillow ticking, office panel fabrics, comforters and decorative bedding, table linens, handbags, and a broad range of apparel. Miratec is now commercial, and Polymer is the only company that has it. Although the outlook is outstanding, I have modestly reduced the position because of its size. Also, our gold positions have responded to an agreement by fifteen European Central Banks to limit their lending and sales over the next five years. This has greatly reduced the uncertainty of how much gold is out there for sale. We decreased our gold position by approximately one quarter as we sold into the rally in gold stocks, and we are prepared to sell more upon further strength in this sector. I might add that, if there is a significant market correction, the gold sector should provide a buffer on the downside.

    Recent additions to the portfolio after our fiscal year end include DBT Online, Global Industries, Unifi, and Waste Management. DBT Online is an internet related company that even I can live with. Its revenues are growing around 40% per year, and it has never lost money, unlike many of its brethren. DBT is engaged in electronic information retrieval that provides on-line, real-time access to public records. The Company has one of the largest data bases in existence, having a file on almost every person in the U.S. Its software allows a person to locate where an individual lives, his driver's license number, social security number, house and other mortgages, marital status, phone number, and the phone numbers of surrounding neighbors. You can quickly see why the company's major customers are law enforcement agencies, private investigative firms, insurance firms and prospective employers. DBT stays away from credit information as it is highly regulated.

    Global Industries provides construction services, including pipeline construction, platform installation and removal, construction support and diving services to the offshore oil and gas industry in the Gulf of Mexico and international areas. The company should benefit from the recovery in the drilling cycle and is expected to generate an annual growth rate of 30%.

    Unifi is engaged in the processing of synthetic yarns. The Company has a significant market share position that gives it pricing power in a difficult textile environment. The Company also has strategic long-term initiatives to enrich its sales mix through additional value-added processing(dyeing and twisting,) and specialty yarn spinning.

    Waste Management is the largest U.S. waste disposal company, and its landfills represent valuable assets. The company has badly missed its earnings numbers, recently fired its CEO, and investors are now waiting for a huge write-off. A new CEO must be hired, assets sold, with the proceeds used to pay down debt. The stock has declined from $60 and we recently purchased it at an average cost of $18.68 which should reflect most, if not all, the negatives. Free cash flow should be around $1.50 - $2.00 per share in the year 2000. Under new management, this company has the potential to generate significant returns to its shareholders.

    We are encouraged by the Fund's improving performance over the last six months. Hopefully, that trend will continue throughout the new year. Thank you for staying put. I can assure you that I am working hard to reward those shareholders that have continued to support me during a period where our contrarian, value oriented style has been out of favor. I know that your patience has been severely tested, but I believe that it will be rewarded as the market broadens and our holdings of companies with favorable earnings prospects and low valuations are recognized in the market.

Respectfully submitted,


/s/ William M. Sams

William M. Sams
President

November 16, 1999

                             HISTORICAL PERFORMANCE


     CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PARAMOUNT FUND, INC. VS. RUSSELL 2500 INDEX AND LIPPER MID-CAP VALUE FUND AVERAGE FROM OCTOBER 1, 1989 TO SEPTEMBER 30, 1999

                                    [GRAPH]

                                    Average Annual Total Return
FPA Paramount Fund, Inc.           Years Ended September 30, 1999
                                   -------------------------------
                                    1 Year   5 Years   10 Years
------------------------------------------------------------------
At Net Asset Value                  -6.79%    2.01%      7.54%
With Maximum 6.5% Sales Charge     -12.85%    0.65%      6.82%

                                   9/30/89  9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98  9/30/99
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA Paramount Fund, Inc.           9,350    9,068    11,708   12,508   14,394   17,516   19,462   23,436   27,584   20,755    19,348

FPA Paramount Fund, Inc. (NAV)     10,000   9,698    12,522   13,377   15,395   18,734   20,815   25,065   29,502   22,197    20,693

Lipper Mid-Cap Value Fund Average  10,000   7,814    11,034   11,948   15,059   15,303   17,911   20,961   29,360   24,885    28,353

Russell 2500 Index                 10,000   7,571    11,121   12,268   15,953   16,417   20,598   23,861   32,048   26,786    32,618

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $19,348 reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $20,693. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 1999
                                   (Unaudited)

                                                                          SHARES
                                                                     ----------------

NET PURCHASE

COMMON STOCK
Prison Realty Corporation ...................................            120,000


NET SALES

COMMON STOCKS
Chieftain International, Inc. (2) ...........................            150,000
Homestake Mining Company ....................................          1,100,000
Lone Star Steakhouse & Saloon, Inc. (2) .....................            550,000
Newmont Mining Corporation ..................................            560,000
Paging Network, Inc. ........................................          3,140,000
Placer Dome Inc. ............................................            900,000
Polymer Group, Inc. .........................................             36,500
Service Merchandise Company, Inc. (2) .......................          1,751,400
Stanley Works, The (2) ......................................            200,000







(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999


COMMON STOCKS                                                                                Shares       Value
-------------------------------------------------------------------------------------    ------------  ------------
MINING -- 30.3%
Homestake Mining Company.............................................................       1,900,000  $ 17,456,250
Newmont Mining Corporation...........................................................         700,000    18,112,500
Placer Dome Inc......................................................................       1,100,000    16,362,500
                                                                                                       ------------
                                                                                                       $ 51,931,250
                                                                                                       ------------

CONSUMER NON-DURABLE GOODS -- 30.0%
Oakley, Inc.*........................................................................       1,865,100  $ 11,540,306
Polymer Group, Inc.*+................................................................       2,700,000    39,825,000
                                                                                                       ------------
                                                                                                       $ 51,365,306
                                                                                                       ------------

HEALTH CARE -- 7.7%
Magellan Health Services, Inc.*+.....................................................       1,800,000  $ 13,162,500
                                                                                                       ------------

REAL ESTATE INVESTMENT TRUST -- 7.3%
Koger Equity, Inc....................................................................         300,000  $  4,800,000
Prison Realty Corporation............................................................         720,000     7,740,000
                                                                                                       ------------
                                                                                                       $ 12,540,000
                                                                                                       ------------

OIL & GAS PRODUCTION/EXPLORATION -- 3.5%
EEX Corporation*.....................................................................       2,000,000  $  5,875,000
                                                                                                       ------------

RESTAURANTS -- 1.0%
Luby's, Inc..........................................................................         150,000  $  1,725,000
                                                                                                       ------------

COMMUNICATIONS & INFORMATION -- 0.4%
Paging Network, Inc.*................................................................         660,000  $    680,625
                                                                                                       ------------

TOTAL COMMON STOCKS-- 80.2% (Cost $183,021,119)......................................                  $137,279,681
                                                                                                       ------------

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999

                                                                                          Principal
                                                                                            Amount          Value
                                                                                         ------------   ------------
SHORT-TERM INVESTMENTS -- 6.5%
Short-term Corporate Notes:
  General Electric Capital Corporation-- 5.28% 10/1/99.................................    $1,000,000   $  1,000,000
  Grainger (W.W.), Inc.-- 5.31% 10/4/99................................................     1,000,000        999,558
  MetLife Funding, Inc.-- 5.33% 10/4/99................................................     1,500,000      1,499,334
  MetLife Funding, Inc.-- 5.32% 10/8/99................................................     1,500,000      1,498,448
  AT&T Co.-- 5.26% 10/18/99............................................................     1,500,000      1,496,274
  GTE Funding, Inc.-- 5.31% 10/19/99...................................................     1,000,000        997,345
  Bell Atlantic Financial Services, Inc.-- 5.3% 10/22/99...............................     2,500,000      2,492,271
State Street Bank Repurchase Agreement -- 4 1/4% 10/1/99
 (Collateralized by U.S. Treasury Notes
  --8 1/8% 2021, market value $1,142,419)..............................................     1,116,000      1,116,132
                                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $11,099,362)........................................                 $ 11,099,362
                                                                                                        ------------

TOTAL INVESTMENTS-- 86.7% (Cost $194,120,481)..........................................                 $148,379,043
Other assets and liabilities, net -- 13.3%.............................................                   22,840,945
                                                                                                        ------------

TOTAL NET ASSETS-- 100%................................................................                 $171,219,988
                                                                                                        ------------
                                                                                                        ------------


*Non-income producing securities
+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of affiliates during the year ended September 30, 1999.

                                            Purchases              Sales           Realized         Dividend
                                             at Cost              at Cost         Gain (Loss)        Income
                                           ------------------------------------------------------------------
 Magellan Health Services, Inc.             $8,857,683              --               --                --
 Polymer Group, Inc.                        --                  $   460,813      $     (6,603)         --
 Service Merchandise Company, Inc.          --                   42,525,597       (40,188,607)         --





See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1999

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $183,021,119).........................................................    $ 137,279,681
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)........................................................       11,099,362    $148,379,043
                                                                                                 -------------
  Cash.......................................................................................                              469
  Receivable for:
    Investment securities sold...............................................................    $  23,702,007
    Dividends................................................................................          105,000
    Capital Stock sold.......................................................................            1,699      23,808,706
                                                                                                 -------------    ------------
                                                                                                                  $172,188,218



LIABILITIES
  Payable for:
    Capital Stock repurchased................................................................    $     794,628
    Advisory fees and financial services.....................................................          107,102
    Accrued expenses.........................................................................           66,500         968,230
                                                                                                 -------------    ------------

NET ASSETS...................................................................................                     $171,219,988
                                                                                                                  ------------
                                                                                                                  ------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 18,095,905 shares........................................                     $  4,523,976
  Additional Paid-in Capital.................................................................                      318,774,058
  Accumulated net realized loss on investments...............................................                     (106,725,516)
  Undistributed net investment income........................................................                           388,908
  Unrealized depreciation of investments.....................................................                      (45,741,438)
                                                                                                                  ------------

NET ASSETS...................................................................................                     $171,219,988
                                                                                                                  ------------
                                                                                                                  ------------

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)................................................                           $ 9.46
                                                                                                                        ------
                                                                                                                        ------

  Maximum offering price per share
   (100/93.5 of per share net asset value)...................................................                           $10.12
                                                                                                                        ------
                                                                                                                        ------


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 1999

INVESTMENT INCOME
    Interest................................................................................                     $   1,049,874
    Dividends...............................................................................                         2,722,340
                                                                                                                 -------------
                                                                                                                 $   3,772,214

EXPENSES
    Advisory fees...........................................................................    $   1,637,506
    Transfer agent fees and expenses........................................................          317,170
    Financial services......................................................................          244,232
    Directors' fees and expenses............................................................           55,081
    Legal fees..............................................................................           33,068
    Custodian fees and expenses.............................................................           31,560
    Reports to shareholders.................................................................           30,786
    Audit fees..............................................................................           27,975
    Registration fees.......................................................................           22,609
    Insurance...............................................................................           17,576
    Other expenses..........................................................................           12,496        2,430,059
                                                                                                -------------    -------------
            Net investment income...........................................................                     $   1,342,155
                                                                                                                 -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized loss on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)............................    $ 210,134,467
    Cost of investment securities sold......................................................      316,335,049
                                                                                                -------------
        Net realized loss on investments....................................................                     $(106,200,582)

Change in unrealized appreciation/depreciation of investments:
    Unrealized depreciation at beginning of year............................................    $(120,286,962)
    Unrealized depreciation at end of year..................................................      (45,741,438)
                                                                                                -------------
        Change in unrealized appreciation/depreciation of investments.......................                        74,545,524
                                                                                                                 -------------

            Net realized and unrealized loss on investments.................................                     $ (31,655,058)
                                                                                                                 -------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................................................                     $ (30,312,903)
                                                                                                                 -------------
                                                                                                                 -------------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                         --------------------------------------------------------------
                                                                      1999                           1998
                                                         -----------------------------   ------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income................................  $   1,342,155                   $    7,023,320
  Net realized gain (loss) on investments..............   (106,200,582)                       3,948,496
  Change in unrealized
   appreciation/depreciation
   of investments......................................     74,545,524                     (172,160,257)
                                                         -------------                   --------------
Decrease in net assets
  resulting from operations............................                  $ (30,312,903)                   $(161,188,441)

Distributions to shareholders from:
  Net investment income................................  $  (2,080,683)                  $   (9,597,211)
  Net realized capital gains...........................         --          (2,080,683)     (93,084,048)   (102,681,259)
                                                         -------------                   --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold.....................  $   9,987,650                   $   36,433,838
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions.....................      1,792,858                       89,093,956
  Cost of Capital Stock repurchased....................   (194,011,714)   (182,231,206)    (306,546,410)   (181,018,616)
                                                         -------------   -------------   --------------   -------------
Total decrease in net assets...........................                  $(214,624,792)                   $(444,888,316)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $1,127,436 and $3,701,327.........................                    385,844,780                      830,733,096
                                                                         -------------                    -------------
End of year, including
  undistributed net investment income
  of $388,908 and $1,127,436...........................                  $ 171,219,988                    $ 385,844,780
                                                                         -------------                    -------------
                                                                         -------------                    -------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold...........................                      1,067,385                        2,801,067
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions........................................                        201,047                        7,263,242
Shares of Capital Stock repurchased....................                    (20,849,919)                     (24,454,493)
                                                                         -------------                    -------------
Decrease in Capital Stock
  outstanding..........................................                    (19,581,487)                     (14,390,184)
                                                                         -------------                    -------------
                                                                         -------------                    -------------


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                        Year Ended September 30,
                                                                         ------------------------------------------------------
                                                                           1999         1998       1997       1996       1995
                                                                         --------    ---------   --------   --------   --------
Per share operating performance:
Net asset value at beginning of year................................     $  10.24    $   15.95   $  16.54   $  14.90   $  14.73
                                                                         --------    ---------   --------   --------   --------

Income from investment operations:
 Net investment income..............................................     $   0.07    $    0.16   $   0.29   $   0.30   $   0.30
 Net realized and unrealized gain (loss)
  on investment securities..........................................        (0.77)       (3.77)      2.30       2.52       1.17
                                                                         --------    ---------   --------   --------   --------

Total from investment operations....................................     $  (0.70)   $   (3.61)  $   2.59   $   2.82   $   1.47
                                                                         --------    ---------   --------   --------   --------
Less distributions:
  Dividends from net investment income..............................     $  (0.08)   $   (0.20)  $  (0.31)  $  (0.27)  $  (0.29)
  Distributions from net realized capital gains.....................        --           (1.90)     (2.87)     (0.91)     (1.01)
                                                                         --------    ---------   --------   --------   --------

  Total distributions...............................................     $  (0.08)   $   (2.10)  $  (3.18)  $  (1.18)  $  (1.30)
                                                                         --------    ---------   --------   --------   --------

Net asset value at end of year......................................     $   9.46    $   10.24   $  15.95   $  16.54   $  14.90
                                                                         --------    ---------   --------   --------   --------
                                                                         --------    ---------   --------   --------   --------

Total investment return*............................................      (6.79)%     (24.76)%     17.70%     20.42%     11.11%

Ratios/supplemental data:
Net assets at end of year (in $000's)...............................      171,220      385,845    830,733    683,059    595,917
Ratio of expenses to average net assets.............................        1.03%        0.92%      0.86%      0.87%      0.89%
Ratio of net investment income to
  average net assets................................................        0.57%        1.14%      1.84%      1.94%      2.25%
Portfolio turnover rate.............................................          21%          68%       110%       131%        95%

*Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.
--------------------------------------------------------------------------------

   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                           Ordinary Income                 Long-Term
                                     Per Share       -----------------------------       Capital Gain
          Payable Date                Amount         Qualifying     Non-Qualifying       Distribution
--------------------------------     ---------       ----------     --------------       ------------
December 29, 1998...............      $0.04             36.4%            63.6%                -0-
July 8, 1999....................      $0.04             50.5%            49.5%                -0-

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2000 setting forth specific amounts to be included in their 1999 tax returns.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation
        Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax
        No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income
        Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates
        The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $47,603,106 for the year ended September 30, 1999. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 1999 for federal income tax purposes was $14,909,017 and $60,650,455, respectively. The Fund currently has accumulated net realized loses in the amount of $106,725,516 which can be carried forward to offset future gains. The ability to carry these losses forward ultimately expires in 2007.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the


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

Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended September 30, 1999, the Fund paid aggregate fees of $52,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 1999, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $10,025 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

-------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PARAMOUNT FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc., including the portfolio of investments, as of September 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Los Angeles, California
November 12, 1999

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